UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act OF 1934

        Date of Report (Date of Earliest Event Reported): December 9, 1997


                           ORGANIK TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                  WASHINGTON                 0-18935         81-0440517
               (State or other             (Commission     (IRS Employer
                 jurisdiction              File Number)    Identification
               of incorporation)                               Number)


      23548 Calabasas Road - Suite 205 Calabasas, CA           91302
     (Address of principal executive offices)                (Zip Code)


                                   (818) 224-2145
               (Registrant's telephone number, including area code)

      1919 70th Avenue West, Tacoma, Washington                98466
           (Former name or former address, if changed since last report)

Total sequentially numbered pages in this document: 3

Exhibit index pages number: 1

ITEM 3.	Bankruptcy or Receivership

On November 17, 1997, Registrant filed a Voluntary Petition for a Chapter 11 Proceeding under the United States Federal Bankruptcy Code in the United States Bankruptcy Court, Central District of California. The Bankruptcy Number assigned to this proceeding is SV97-25845KL. The first scheduled hearing for this proceeding is January 13, 1997. The petition was signed by Daniel Lezak, President of Registrant and it was pursuant to resolutions adopted by the Board of Directors of Registrant in June, 1997.

Registrant will act as Debtor In Possession for this proceeding and the responsible officers for Registrant are Daniel Lezak, President and A J Salomon, Secretary.








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






SIGNATURES



  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ORGANIK TECHNOLOGIES, INC.
                                    --------------------------
                                    (Registrant)




Date:  December 9, 1997

                                 /S/  Daniel Lezak
                                 -------------------------------
                                 Daniel Lezak, President, Chief
                                 Executive Officer and Director










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